Flex Power Generation, Inc.
9400 Toledo Way
Irvine, CA 92618

PURCHASE ORDER
________-1

DATE: 31 December 2012

VENDOR:

Flex Power Generation, Inc.
9400 Toledo Way
Irvine, CA 92618
949-616-3300

SHIP TO: **Efficient Energy Conversion Turbomachinery B.V.**
Pieter Zeemanweg 97n,
3316 GZ Dordrecht
The Netherlands

BILL TO: **Same as above.**

The Purchase order is subject to the issuing of the Letter of Credit by, EECT-Turbomachinery customer Attero, to be processed and delivered on or before January 15, 2013. In which payment terms will be specified.

PAYMENT TERMS

PLEASE, INSERT DESIRED DELIVERY DATE AT LEAST 28 WEEKS AWAY – As soon as possible

REQUIRED DELIVERY DATE

QUANTITY	DESCRIPTION	PRICE	AMOUNT
1	Flex Powerstation™ FP250 (Attero Project)	$760,000	$760,000
	TOTAL		$760,000

Special Instructions: This Purchase Order incorporates the Attero Project Proposal of Flex Power Generation, Inc. dated December 11, 2012.

PURCHASER:
Efficient Energy Conversion Turbomachinery B.V.

By: Ruud van Arent

Title: Director Business Development

eect Turbomachinery
Pieter Zeemanweg 97, 3316 GZ Dordrecht, the Netherlands
info@eect-turbomachinery.com

VENDOR:
Flex Power Generation, Inc.

By: [signature]

Title: President

FLEX POWER GENERATION, INC. CORPORATE SEAL NOVEMBER 13, 2012 STATE OF DELAWARE